Q4 and Full Year Fiscal 2019 Conference Call August 8, 2019

Forward Looking Statements and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including our guidance and expectations regarding future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production, quality and delivery requirements for our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; (f) changes in customer demand; (g) our ability to attract and retain new customers, particularly in the 3D sensing market; (h) the risk that synergies and non-GAAP earnings accretion related to the acquisition of Oclaro will not be realized or realized to the extent anticipated or that Lumentum will incur significant costs to achieve such synergies; (i) the risk that Lumentum’s financing or operating strategies will not be successful; and (j) disruption related to the integration of Oclaro making it more difficult to maintain customer, supplier, key personnel and other strategic relationships. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2019 as filed with the Securities and Exchange Commission on May 7, 2019, and in our other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019, which will be filed within sixty days of our fiscal year end. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal fourth quarter and full year 2019 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring charges, stock-based compensation, acquisition-related costs, non-cash income tax expense and credits, transferring product lines to Thailand, amortization of fair value adjustments, impairment charges, inventory write down due to plans to exit certain product lines, and other costs and contingencies unrelated to current and future cash flows, are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. © 2019 Lumentum Operations LLC 2

Full Year FY19 Key Points ▪ Record full year performance – Revenue of $1.57B, up 25% over the prior year – Strong increase in telecom revenue from organic transport growth and acquisition – Non-GAAP Gross Margin expanded 60 bps to 39.5% – Non-GAAP Operating Margin expanded 80 bps to 20.5% ▪ Progress on key strategic objectives position us well for FY20 and beyond – Extended telecom transport leadership with new products, especially in ROADMs – Closed Oclaro acquisition to attain telecom transmission and datacom chip leadership positions – Pivoted datacom strategy to chips to profitably benefit from growth in cloud and 5G deployments – New 3D sensing products drove Android growth and is enabling new world-facing applications – New products enabled Lasers business to grow, countering market trends – Improved business model driven by increased scale and acquisition synergies – Increasing annualized synergy target to $100M from $60M to further improve business model – Additional synergies to be achieved over next 5 quarters © 2019 Lumentum Operations LLC 3

Q4 FY19 Key Points ▪ Acquisition synergies through Q4 improved margins despite revenue decline – Non-GAAP Operating Margin up 120 bps Q/Q on lower revenue – Revenue declined 7% Q/Q to $404.6M – Huawei sales declined 25% Q/Q primarily impacting telecom – Lasers sales declined 13% Q/Q as expected due to customer inventory levels – Datacom sales declined 28% Q/Q due to transceiver product line exits and divestiture – Record datacom chip sales, which increased 11% Q/Q – Record ROADM sales despite geopolitical disruption in the quarter – Industrial & Consumer sales grew 13% Q/Q driven by growth in both industrial and 3D sensing © 2019 Lumentum Operations LLC 4

Q4 FY19 Results (GAAP) $ in millions Q4 FY19 Q3 FY19 Q4 FY18 except for EPS, % of revenue Revenue $404.6 $432.9 $301.1 Gross Margin 86.8 21.5% 88.3 20.4% 95.5 31.7% Operating Expenses 100.6 24.9% 164.7 38.0% 74.6 24.8% Operating Income (13.8) (3.4)% (76.4) (17.6)% 20.9 6.9% (Loss) Diluted EPS $(0.34) $(0.98) $0.40 Diluted Shares-M 76.5 76.2 65.0 GAAP results for the FY19 quarters include the impact of the Oclaro acquisition starting from December 10, 2018, as well as related restructuring, write-downs, amortization of intangibles and other charges. © 2019 Lumentum Operations LLC 5

FY19 Results (GAAP) $ in millions FY19 FY18 except for EPS, % of revenue Revenue $1,565.3 $1,247.7 Gross Margin 425.9 27.2% 432.1 34.6% Operating Expenses 447.5 28.6% 292.2 23.4% Operating Income (Loss) (21.6) (1.4)% 139.9 11.2% Diluted EPS $(0.54) $3.82 Diluted Shares-M 70.7 63.3 GAAP results for FY19 include the impact of the Oclaro acquisition starting from December 10, 2018, as well as related restructuring, write-downs, amortization of intangibles and other charges. © 2019 Lumentum Operations LLC 6

Q4 FY19 Results (Non-GAAP) $ in millions Q4 FY19 Q3 FY19 Q4 FY18 except for EPS, % of revenue Revenue $404.6 $432.9 $301.1 Gross Margin 157.4 38.9% 168.8 39.0% 112.1 37.2% Operating Expenses 80.7 19.9% 91.8 21.2% 58.5 19.4% Operating Income 76.7 19.0% 77.0 17.8% 53.6 17.8% Diluted EPS $0.92 $0.91 $0.95 Diluted Shares-M 77.1 76.7 65.0 Non-GAAP results for the FY19 quarters include the impact of the Oclaro acquisition starting from December 10, 2018. © 2019 Lumentum Operations LLC 7

FY19 Results (Non-GAAP) $ in millions FY19 FY18 except for EPS, % of revenue Revenue $1,565.3 $1,247.7 Gross Margin 618.5 39.5% 485.1 38.9% Operating Expenses 297.9 19.0% 238.9 19.1% Operating Income 320.6 20.5% 246.2 19.7% Diluted EPS $4.25 $3.82 Diluted Shares-M 71.8 64.8 Non-GAAP results for FY19 include the impact of the Oclaro acquisition starting from December 10, 2018. © 2019 Lumentum Operations LLC 8

Q4 FY19 Segment Results Q4 FY19 Q3 FY19 Q4 FY18 $ in millions Revenue $404.6 $432.9 $301.1 Optical Communications $ 356.8 377.9 244.9 Telecom 227.7 243.4 133.1 Datacom 41.5 57.3 34.5 Industrial & Consumer(1) 87.6 77.2 77.3 Commercial Lasers 47.8 55.0 56.2 Gross Margin (Non-GAAP) 38.9% 39.0% 37.2% Optical Communications 38.3% 38.0% 34.8% Commercial Lasers 43.5% 46.0% 47.9% (1) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications. FY19 quarterly results include the impact of the Oclaro acquisition starting from December 10, 2018. © 2019 Lumentum Operations LLC 9

Balance Sheet Selected Items Q4 FY19 Q3 FY19 $ in millions Cash and Short-term Investments $768.5 $697.5 Working Capital(1) 270.3 362.6 Property, Plant & Equipment, net 433.3 390.6 Total Assets 2,716.6 2,771.4 Total Liabilities 1,219.5 1,267.5 Shareholder’s Equity 1,497.1 1,503.9 (1) Working capital excluding cash and short-term investments. © 2019 Lumentum Operations LLC 10

Q1 FY20 Guidance (Non-GAAP) Guidance is based on our expectations as of today and will not be updated or confirmed as of any other date Q4 FY19 Q1 FY20 $ in millions Actual Guidance except for EPS, % of revenue Revenue $404.6 $435 - $455 Operating Margin 19.0% 22.5% – 24.5% Diluted EPS $0.92 $1.12 - $1.26 © 2019 Lumentum Operations LLC 11